Income Taxes	9 Months Ended	12 Months Ended
	Mar. 31, 2013	Jun. 30, 2012
Income Taxes

NOTE 13—INCOME TAXES

As of March 31, 2013, the Company had approximately $10.4 million of unrecognized tax benefits, substantially all of which would, if recognized, affect its tax expense. The Company has elected to include interest and penalties related to uncertain tax positions as a component of tax expense. At March 31, 2013, an insignificant amount of interest and penalties are included in long-term income tax payable. The Company recorded an increase of its unrecognized tax benefits of $1.1 million for the three months ended March 31, 2013. The Company does not expect any significant increases or decreases to its unrecognized tax benefits in the next twelve months.

The Company recorded a tax provision of $2.5 million for the three months ended March 31, 2013. The Company’s estimated 2012 effective tax rate differs from the U.S. statutory rate primarily due to profits earned in jurisdictions where the tax rate is lower than the U.S. tax rate.

The Company files U.S. federal income tax returns as well as income tax returns in various states and foreign jurisdictions. The Company’s tax years from 2009 and onwards could be subject to examinations by tax authorities.

On January 2, 2013, the American Taxpayer Relief Act of 2012 (“the Act”) was signed into law. One of the provisions of the Act provides a retroactive extension of the research and experimentation tax credit (“R&D credit”) through December 31, 2013, which had expired on December 31, 2011. The Company has recognized a tax benefit of $539,000 during the third quarter of fiscal 2013 as a result of the retroactive extension of the R&D credit.

NOTE 12—INCOME TAXES

The components of income before provision for income taxes were as follows (in thousands):

	Years Ended June 30,
	2012	2011	2010
Domestic	$41,490	$24,484	$(14,731)
Foreign	82,533	37,675	19,994

	$124,023	$62,159	$5,263

The components of the Company’s provision for income taxes consisted of the following:

	Years Ended June 30,
	2012	2011	2010
Current
Foreign	$2,040	$978	$716
Federal	17,437	11,005	9,530
State	2,854	1,612	2,263

Current tax expense	22,331	13,595	12,509

Deferred
Foreign	—	—	—
Federal	(217)	(912)	(1,392)
State	(680)	(251)	(398)

Deferred tax expense	(897)	(1,163)	(1,790)

Provision for income taxes	$21,434	$12,432	$10,719

Significant components of the Company’s deferred tax assets and liabilities consisted of the following:

	June 30,
	2012	2011
Deferred tax assets
Deferred revenue	$—	$525
Allowance for doubtful accounts	238	253
Stock-based compensation	1,016	529
Warranty	—	89
Accrued expenses	256	364
Research and development credits	468	—
Other	186	25

Total deferred tax assets	2,164	1,785

Deferred tax liabilities
Cumulative change in accounting method	—	(1,020)
Other	(1,050)	(548)

Total deferred tax liabilities	(1,050)	(1,568)

Net deferred tax assets (liabilities)	$1,114	$217

The effective tax rate differs from the applicable U.S. statutory federal income tax rate as follows:

	June 30,
	2012	2011	2010
Statutory rate	35.0%	35.0%	35.0%
Stock-based compensation	—	—	233.0
State tax expense	1.0	1.0	23.0
Tax rate differential, foreign income	(23.0)	(20.0)	(120.0)
Foreign credits	—	—	(8.0)
Federal research and development credits	—	(1.0)	(6.0)
Other permanent items	4.3	5.0	35.7
Non-deductible penalties	—	—	11.0

Effective tax rate	17.3%	20.0%	203.7%

In fiscal 2010, stock-based compensation incurred from common stock repurchased in connection with the Summit transaction in March 2010 was not tax deductible, resulting in a decrease in domestic income but no tax benefit. The Company had increased foreign operations in fiscal 2012 as compared to fiscal 2011 and in fiscal 2011 as compared to fiscal 2010 and in fiscal 2010 as compared to fiscal 2009, generating more income on a comparative year over year basis in foreign jurisdictions that have lower tax rates than the U.S.

The Company adopted FASB Accounting Standards Codification 740-10-25 on July 1, 2008. As a result of the implementation, the Company did not recognize any adjustments to the liability for uncertain tax position and therefore did not record any adjustment to the beginning balance of retained earnings on the balance sheet. As of the date of the adoption, the Company had no accrued interest and/or penalties. The Company does not anticipate a significant change to its unrecognized tax benefits over the next twelve months. The unrecognized tax benefits may change during the next year for items that arise in the ordinary course of business.

U.S. income and foreign withholding taxes associated with the repatriation of earnings of foreign subsidiaries have not been provided on $138.0 million of undistributed earnings for certain foreign subsidiaries. The Company intends to reinvest these earnings indefinitely outside of the United States. If these earnings were distributed to the U.S. in the form of dividends or otherwise, or if the shares of the relevant foreign subsidiaries were sold or otherwise transferred, the Company may be subject to additional U.S. income taxes and foreign withholding taxes. Determination of the amount of unrecognized deferred tax liability related to these earnings is not practicable.

The Company has California research and development tax credit carryovers of approximately $468,000, which do not expire.

Tax years 2009 through 2012 are subject to examination by the federal tax authorities. There are no income tax examinations currently in process.

Tax years 2008 through 2012 are subject to examination by the state tax authorities. There are no income tax examinations currently in process.

Uncertain Tax Positions

Effective July 1, 2008, the Company adopted a new accounting standard that provides guidance on accounting for uncertainty in income taxes. The adoption had no effect on the Company’s consolidated financial statements. A reconciliation of the beginning and ending balances of the unrecognized tax benefits during the years ended June 30, 2012, 2011 and 2010 consist of the following:

	Years Ended June 30,
	2012	2011	2010
	(In thousands)
Unrecognized benefit—beginning of period	$2,020	$762	$264
Gross increases—current year tax positions	4,697	1,258	498
Gross increases—prior year tax positions	1,108	—	—

Unrecognized benefit—end of period	$7,825	$2,020	$762

The total amount of unrecognized tax benefits that would affect the Company’s effective tax rate if recognized is $7.1 million.

Accrued interest and penalties related to unrecognized tax benefits are classified as income tax expense and were immaterial. The Company files income tax returns in the United States, various states and certain foreign jurisdictions.